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                                                                   Exhibit 10.38

                               AMENDMENT AGREEMENT


         AMENDMENT AGREEMENT, dated as of January 10, 2000, (the "Amendment Agreement") by and between Financial Performance Corporation, a New York corporation with offices at 335 Madison Avenue, 8th Floor, New York, New York ("FPC"), FPC Information Corp., a New York corporation with offices at 335 Madison Avenue, 8th Floor, New York, New York ("FPC Information Corp."), and William F. Finley, an individual residing at 684 Farm Hill Road, Fairfield, Connecticut 06340 ("Finley"). FPC and FPC Information Corp. are hereinafter jointly and severally referred to as the "Corporation".

                              W I T N E S S E T H:

         WHEREAS, the Corporation and Finley are parties to an Executive Employment Agreement dated as of November 17, 1999, between Finley and the Corporation (the "Employment Agreement"); and

         WHEREAS, the Corporation and Finley wish to amend the Employment Agreement in certain respects;

         NOW, THEREFORE, the Corporation and Finley agree as follows:

         1. Paragraph 3 of the Employment Agreement is hereby amended by deleting it in its entirety and by replacing it with the following:

                  "3.      Duties. Subject to Section 7, Finley is engaged for
the Term hereof as Chief Financial Officer of FPC and President of FPC Information Corp. and shall perform and discharge well and faithfully the duties which may be undertaken by Finley in each such capacity from time to time. The duties of Finley shall include any duties consistent with his positions as Chief Financial Officer of FPC and President of FPC Information Corp., as may be reasonably and appropriately determined by the Board of Directors of each such Corporation."

         2. Paragraph 7 of the Employment Agreement is hereby amended by deleting clause (iii) of the second sentence of paragraph 7(b) in its entirety and by replacing it with the following:

                  "(iii)   if Finley shall cease to be Chief Financial Officer
of FPC or President of FPC Information Corp. or a director of FPC (other than by reason of death, disability, or resignation),"

         3. Notwithstanding anything to the contrary contained in the Employment Agreement, Finley and the Corporation hereby expressly acknowledge that the terms and provisions of this Amendment Agreement and the information reflected in the Company's press release dated January 12, 2000 do not constitute Good Reason, or a termination of the Employment Agreement, pursuant to the terms of the Employment Agreement.
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         4.       Except as expressly provided herein, all of the terms,
covenants and provisions of the Employment Agreement shall remain unamended and unmodified and in full force and effect. Each reference to "this Agreement, " "here," "hereof," "hereunder," or words of similar import in the Employment Agreement or this Amendment Agreement shall be deemed a reference to the Employment Agreement as amended by this Amendment Agreement.

         5. This Amendment Agreement is being delivered in the State of New York and shall be construed and enforced with the laws of the State of New York, without reference to the principles of conflict of laws.

         6. This Amendment Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Corporation and the legal representatives, heirs and legatees of Finley.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment Agreement as of the day and year first above written.

                                           FINANCIAL PERFORMANCE CORPORATION

                                           By:
                                              ---------------------------------
                                              Name:  Ottavio Serena
                                              Title:  Vice President

                                           FPC INFORMATION CORP.

                                           By:
                                              ---------------------------------
                                              Name:  Ottavio Serena
                                              Title:  Vice President


                                           -------------------------
                                           WILLIAM F. FINLEY